Exhibit 99.1

THE ALLSTATE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On April 1, 2014, The Allstate Corporation (the “Company”) completed the sale of Lincoln Benefit Life Company (“LBL”), LBL’s life insurance business generated through independent master brokerage agencies, and all of LBL’s deferred fixed annuity and long-term care insurance business (collectively, “Lincoln Benefit Life”).

The following Unaudited Pro Forma Consolidated Financial Statements are presented to comply with Article 11 of Regulation S-X.  The Unaudited Pro Forma Consolidated Financial Statements do not purport to present what the Company’s results would have been had the disposition actually occurred on the dates indicated or to project what the Company’s results of operations will be for any future period.

The Unaudited Pro Forma Consolidated Statements of Operations have been prepared for informational purposes and to assist in the analysis of the Company’s disposition of Lincoln Benefit Life.  This information should be read together with the historical consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2013.

The Unaudited Pro Forma Consolidated Statement of Financial Position as of December 31, 2013 gives effect to the transaction described above as if it had occurred on December 31, 2013.  The Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2013 gives effect to the transaction described above as if it had occurred on January 1, 2013.  The Unaudited Pro Forma Consolidated Financial Statements are derived from the historical consolidated financial statements of the Company and are based on assumptions that management believes are reasonable in the circumstances.

THE ALLSTATE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL POSITION

AS OF DECEMBER 31, 2013

($ in millions, except par value data)	As Reported	Lincoln Benefit Life Pro Forma Adjustments	Pro Forma
Assets
Investments
Fixed income securities, at fair value (amortized cost $59,008)	$60,910	$--	$60,910
Equity securities, at fair value (cost $4,473)	5,097	--	5,097
Mortgage loans	4,721	--	4,721
Limited partnership interests	4,967	--	4,967
Short-term, at fair value (amortized cost $2,393)	2,393	--	2,393
Other	3,067	--	3,067
Total investments	81,155	--	81,155
Cash	675	609	1,284
Premium installment receivables, net	5,237	--	5,237
Deferred policy acquisition costs	3,372	--	3,372
Reinsurance recoverables, net	7,621	--	7,621
Accrued investment income	624	--	624
Property and equipment, net	1,024	--	1,024
Goodwill	1,243	--	1,243
Other assets	1,937	--	1,937
Separate Accounts	5,039	--	5,039
Assets held for sale	15,593	(15,593)	--
Total assets	$123,520	$(14,984)	$108,536
Liabilities
Reserve for property-liability insurance claims and claims expense	$21,857	$--	$21,857
Reserve for life-contingent contract benefits	12,386	--	12,386
Contractholder funds	24,304	--	24,304
Unearned premiums	10,932	--	10,932
Claim payments outstanding	631	--	631
Deferred income taxes	635	--	635
Other liabilities and accrued expenses	5,156	--	5,156
Long-term debt	6,201	--	6,201
Separate Accounts	5,039	--	5,039
Liabilities held for sale	14,899	(14,899)	--
Total liabilities	102,040	(14,899)	87,141

Equity
Preferred stock and additional capital paid-in, $1 par value, 25 million shares authorized, 32.3 thousand shares issued and outstanding, $807.5 aggregate liquidation preference	780	--	780
Common stock, $.01 par value, 2.0 billion shares authorized and 900 million issued, 449 million shares outstanding	9	--	9
Additional capital paid-in	3,143	--	3,143
Retained income	35,580	--	35,580
Deferred ESOP expense	(31)	--	(31)
Treasury stock, at cost (451 million shares)	(19,047)	--	(19,047)
Accumulated other comprehensive income:
Unrealized net capital gains and losses:
Unrealized net capital gains and losses on fixed income securities	50	--	50
Other unrealized net capital gains and losses	1,698	(123)	1,575
Unrealized adjustment to DAC, DSI and insurance reserves	(102)	38	(64)
Total unrealized net capital gains and losses	1,646	(85)	1,561
Unrealized foreign currency translation adjustments	38	--	38
Unrecognized pension and other postretirement benefit cost	(638)	--	(638)
Total accumulated other comprehensive income	1,046	(85)	961
Total shareholders’ equity	21,480	(85)	21,395
Total liabilities and shareholders’ equity	$123,520	$(14,984)	$108,536

See notes to unaudited pro forma consolidated financial statements.

THE ALLSTATE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED 2013

($ in millions, except per share data)	As Reported	Lincoln Benefit Life Pro Forma Adjustments	Pro Forma
Revenues
Property-liability insurance premiums	$27,618	$--	$27,618
Life and annuity premiums and contract charges	2,352	(341)	2,011
Net investment income	3,943	(538)	3,405
Realized capital gains and losses:
Total other-than-temporary impairment losses	(207)	--	(207)
Portion of loss recognized in other comprehensive income	(8)	--	(8)
Net other-than-temporary impairment losses recognized in earnings	(215)	--	(215)
Sales and other realized capital gains and losses	809	--	809
Total realized capital gains and losses	594	--	594
	34,507	(879)	33,628
Costs and expenses
Property-liability insurance claims and claims expense	17,911	--	17,911
Life and annuity contract benefits	1,917	(217)	1,700
Interest credited to contractholder funds	1,278	(376)	902
Amortization of deferred policy acquisition costs	4,002	(22)	3,980
Operating costs and expenses	4,387	(47)	4,340
Restructuring and related charges	70	--	70
Loss on extinguishment of debt	491	--	491
Interest expense	367	--	367
	30,423	(662)	29,761

Loss on disposition of operations	(688)	--	(688)

Income from operations before income tax expense	3,396	(217)	3,179

Income tax expense	1,116	(74)	1,042

Net income	2,280	(143)	2,137

Preferred stock dividends	17	--	17

Net income available to common shareholders	$2,263	$(143)	$2,120

Earnings per common share:

Net income available to common shareholders per common share - Basic	$4.87	$(0.30)	$4.57

Weighted average common shares - Basic	464.4	--	464.4

Net income available to common shareholders per common share - Diluted	$4.81	$(0.30)	$4.51

Weighted average common shares - Diluted	470.3	--	470.3

See notes to unaudited pro forma consolidated financial statements.

THE ALLSTATE CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The accompanying Unaudited Pro Forma Consolidated Statement of Financial Position reflects the historical consolidated statement of financial position of The Allstate Corporation as presented in the Annual Report on Form 10-K for the year ended December 31, 2013, with adjustments to eliminate the assets, liabilities and equity attributable to the Lincoln Benefit Life business being sold and add the estimated cash proceeds using a December 31, 2013 valuation.  The actual cash proceeds will be based on the actual valuation as of the closing date of April 1, 2014.

The accompanying Unaudited Pro Forma Consolidated Statements of Operations reflect the historical consolidated statements of operations of The Allstate Corporation as presented in the Annual Report on Form 10-K for the year ended December 31, 2013, with adjustments to eliminate the revenues and expenses attributable to the Lincoln Benefit Life business being sold for the period presented.  Since the invested assets were not separately identifiable prior to July 2013, the net investment income amount attributable to the Lincoln Benefit Life business being sold for 2013 was estimated using the average pre-tax yield for the Allstate Life Insurance Company investment portfolios supporting the product groups being sold applied to the average reserves relating to the business being sold plus interest on policy loans sold less estimated investment expenses.  Realized capital gains and losses were not allocated to the Lincoln Benefit Life business being sold since the invested assets were not separately identifiable prior to July 2013.